Transamerica Aegon High Yield Bond VP
Summary Prospectus May 1, 2022

Class	Initial & Service (No Ticker)
This summary prospectus is designed to provide shareholders with key portfolio information in a clear and concise format. Before you invest, you may want to review the portfolio's prospectus, which contains more information about the portfolio and its risks. You can find the portfolio's prospectus and other information about the portfolio, including the portfolio's statement of additional information and most recent reports to shareholders, online at www.transamericaseriestrust.com. You can also get this information at no cost by calling 866-414-6349 or by sending an e-mail request to orders@mysummaryprospectus.com, or from your financial professional. The portfolio's prospectus and statement of additional information, dated May 1, 2022, as supplemented from time to time, and the independent registered public accounting firm’s report and financial statements in the portfolio's annual report to shareholders, dated December 31, 2021, are incorporated by reference into this summary prospectus.
Investment Objective: Seeks a high level of current income by investing in high-yield debt securities.
Fees and Expenses: This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the portfolio  shares, but it does not reflect any charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, fees would be higher.

Shareholder Fees (fees paid directly from your investment)
Class:	Initial	Service
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is lower)	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Class:	Initial	Service
Management fees	0.55%	0.55%
Distribution and service (12b-1) fees	None	0.25%
Other expenses	0.07%	0.07%
Total annual fund operating expenses	0.62%	0.87%
Example: This Example is intended to help you compare the cost of investing in the portfolio with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the portfolio for the time periods indicated and then redeem all shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the portfolio’s operating expenses remain the same. The Example does not reflect charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, costs would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 year	3 years	5 years	10 years
Initial Class	$63	$199	$346	$774
Service Class	$89	$278	$482	$1,073
Portfolio Turnover: The portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the portfolio’s performance.
During the most recent fiscal year, the portfolio turnover rate for the portfolio was 36% of the average value of its portfolio.
Principal Investment Strategies: The portfolio's sub-adviser, Aegon USA Investment Management, LLC (the “sub-adviser”), seeks to achieve the portfolio's objective by investing, under normal circumstances, at least 80% of the portfolio's net assets (plus the amount of borrowings, if any, for investment purposes) in high-yield bonds (commonly known as “junk bonds”). The portfolio normally invests primarily in U.S. securities.
Junk bonds are high-risk debt securities rated below investment grade (that is, securities rated below BBB by Standard & Poor’s or Fitch or below Baa by Moody’s or, if unrated, determined to be of comparable quality by the sub-adviser). The sub-adviser seeks to achieve high returns for the portfolio while maintaining a reasonable risk profile.
The sub-adviser uses a combination of a global “top-down” analysis of the macroeconomic and interest rate environment and proprietary “bottom-up” research of corporate and sovereign debt, stressed and distressed securities, and other debt instruments. In the sub-adviser’s “top-down” approach, the sub-adviser analyzes various fundamental, technical, sentiment, and valuation factors that the sub-adviser believes affect the movement of markets and securities prices worldwide. This “top-down” analysis assists the sub-adviser in analyzing portfolio risk and allocating assets among sectors, industries, and credit quality categories. In its proprietary “bottom-up” research, the sub-adviser considers various fundamental and other factors, such as creditworthiness and capital structure. The sub-adviser’s research analysts also integrate environmental, social and governance (“ESG”) matters within their analytical process for credit issuers alongside traditional credit metrics as a risk management tool and as a method to identify financially material ESG factors and arrive at an independent, comprehensive view of the investment. Consideration of ESG matters is subjective and not determinative in the sub-adviser's investment process. The sub-adviser may conclude that other attributes of an investment outweigh ESG considerations when making investment decisions.

The portfolio has no maturity or duration requirements or limitations. The portfolio may invest in foreign securities, including up to 10% of its net assets in emerging market securities.
To a lesser extent, the portfolio may invest in investment grade bonds, bank loans, asset backed and mortgage backed securities, preferred equity securities, common equity securities (received in connection with exchanges or restructurings) and cash equivalents. The portfolio may also invest in hybrid instruments having both debt and equity characteristics.
Principal Risks: Risk is inherent in all investing. Many factors and risks affect the portfolio's performance, including those described below. The value of your investment in the portfolio, as well as the amount of return you receive on your investment, may fluctuate significantly day to day and over time. You may lose part or all of your investment in the portfolio or your investment may not perform as well as other similar investments. The following is a summary description of principal risks (in alphabetical order after certain key risks) of investing in the portfolio. An investment in the portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money if you invest in this portfolio.
Market – The market prices of the portfolio’s securities or other assets may go up or down, sometimes rapidly or unpredictably, due to general market conditions, overall economic trends or events, inflation, changes in interest rates, governmental actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by tariffs, trade disputes or other factors, political developments, investor sentiment, the global and domestic effects of a pandemic, and other factors that may or may not be related to the issuer of the security or other asset. If the market prices of the portfolio’s securities and assets fall, the value of your investment will go down.
Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, public health events (such as the spread of infectious disease), wars, terrorism, cybersecurity events, technology and data interruptions, natural disasters, and other circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not the portfolio invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the portfolio’s investments may go down.
The pandemic of the novel coronavirus respiratory disease designated COVID-19 has resulted in extreme volatility in the financial markets, a domestic and global economic downturn, severe losses, particularly to some sectors of the economy and individual issuers, and reduced liquidity of many instruments. There also have been significant disruptions to business operations, including business closures; strained healthcare systems; disruptions to supply chains and employee availability; large fluctuations in consumer demand; and widespread uncertainty regarding the duration and long-term effects of the pandemic. The domestic and global economic downturn may be prolonged. The pandemic may result in domestic and foreign political and social instability, damage to diplomatic and international trade relations, and continued volatility and/or decreased liquidity in the securities markets. Developing or emerging market countries may be more impacted by the pandemic.
The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken extraordinary actions to support local and global economies and the financial markets in response to the COVID-19 pandemic, including by pushing interest rates to very low levels. This and other government intervention into the economy and financial markets to address the pandemic may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. Government actions to mitigate the economic impact of the pandemic have resulted in large expansion of government deficits and debt, the long-term consequences of which are not known. Rates of inflation have recently risen, which could adversely affect economies and markets.
The COVID-19 pandemic could continue to adversely affect the value and liquidity of the portfolio’s investments, impair the portfolio’s ability to satisfy redemption requests, and negatively impact the portfolio’s performance. In addition, the pandemic, and measures taken to mitigate its effects, could result in disruptions to the services provided to the portfolio by its service providers.
High-Yield Debt Securities – High-yield debt securities, commonly referred to as “junk” bonds, are securities that are rated below “investment grade” or are of comparable quality. Changes in interest rates, the market’s perception of the issuers, the creditworthiness of the issuers and negative perceptions of the junk bond market generally may significantly affect the value of these bonds. Junk bonds are considered speculative, tend to be volatile, typically have a higher risk of default, tend to be less liquid and more difficult to value than higher grade securities, and may result in losses for the portfolio.
Credit – If an issuer or other obligor (such as a party providing insurance or other credit enhancement) of a security held by the portfolio or a counterparty to a financial contract with the portfolio is unable or unwilling to meet its financial obligations, or is downgraded or perceived to be less creditworthy (whether by market participants or otherwise), or if the value of any underlying assets declines, the value of your investment will typically decline. A decline may be significant, particularly in certain market environments. In addition, the portfolio may incur costs and may be hindered or delayed in enforcing its rights against an issuer, obligor or counterparty.
Interest Rate – Interest rates in the U.S. and certain foreign markets have been low relative to historic levels. The portfolio faces a risk that interest rates may rise. The value of fixed-income securities generally goes down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. Changes in interest rates also may affect the liquidity of the portfolio’s investments. A general rise in interest rates may cause investors to sell fixed-income securities on a large scale, which could adversely affect the price and liquidity of fixed-income securities generally and could also result in increased redemptions from the portfolio. Increased redemptions could cause the portfolio to sell securities at inopportune times or depressed prices and result in further losses.

Fixed-Income Securities – Risks of fixed-income securities include credit risk, interest rate risk, counterparty risk, prepayment risk, extension risk, valuation risk, and liquidity risk. The value of fixed-income securities may go up or down, sometimes rapidly and unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, tariffs and trade disruptions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In addition, the value of a fixed-income security may decline if the issuer or other obligor of the security fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines. If the value of fixed-income securities owned by the portfolio falls, the value of your investment will go down. The portfolio may lose its entire investment in the fixed-income securities of an issuer.
Liquidity – The portfolio may make investments that are illiquid or that become illiquid after purchase. Illiquid investments can be difficult to value, may trade at a discount from comparable, more liquid investments, and may be subject to wide fluctuations in value. If the portfolio is forced to sell an illiquid investment to meet redemption requests or other cash needs, the portfolio may be forced to sell at a substantial loss or may not be able to sell at all. Liquidity of particular investments, or even entire asset classes, including U.S. Treasury securities, can deteriorate rapidly, particularly during times of market turmoil, and those investments may be difficult or impossible for the portfolio to sell. This may prevent the portfolio from limiting losses.
Distressed or Defaulted Securities – Investments in defaulted securities and obligations of distressed issuers, including securities that are, or may be, involved in reorganizations or other financial restructurings, either out of court or in bankruptcy, involve substantial risks in addition to the risks of investing in high-yield debt securities. These securities are considered speculative. The portfolio may incur costs to protect its investment, and the portfolio could lose its entire investment. Distressed securities and any securities received in an exchange for such securities may be subject to restrictions on resale.
Counterparty – The portfolio could lose money if the counterparties to derivatives, repurchase agreements and other financial contracts entered into for the portfolio do not fulfill their contractual obligations. In addition, the portfolio may incur costs and may be hindered or delayed in enforcing its rights against a counterparty.
Extension – When interest rates rise, repayments of fixed-income securities, including asset- and mortgage-backed securities, may occur more slowly than anticipated, causing their market prices to decline.
Prepayment or Call – Many issuers have a right to prepay their fixed-income securities. If this happens, the portfolio will not benefit from the rise in the market price of the securities that normally accompanies a decline in interest rates and may be forced to reinvest the prepayment proceeds in securities with lower yields.
Focused Investing – To the extent the portfolio invests in a limited number of countries, regions, sectors, industries or market segments, in a limited number of issuers, or in issuers in related businesses or that are subject to related operating risks, the portfolio will be more susceptible to negative events affecting those countries, regions, sectors, industries, segments or issuers, and the value of its shares may be more volatile than if it invested more widely.
Valuation – The sales price the portfolio could receive for any particular portfolio investment may differ from the portfolio's valuation of the investment, particularly for securities that trade in thin or volatile markets, that are priced based upon valuations provided by third party pricing services that use matrix or evaluated pricing systems, or that are valued using a fair value methodology. These differences may increase significantly and affect portfolio investments more broadly during periods of market volatility. Investors who purchase or redeem portfolio shares on days when the portfolio is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the portfolio had not fair-valued securities or had used a different valuation methodology. The portfolio’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers.
Management – The value of your investment may go down if the investment manager’s or sub-adviser's judgments and decisions are incorrect or otherwise do not produce the desired results, or if the investment strategy does not work as intended. You may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, investment techniques applied, or the analyses employed or relied on, by the investment manager or sub-adviser, if such tools, resources, information or data are used incorrectly or otherwise do not work as intended, or if the investment manager’s or sub-adviser's investment style is out of favor or otherwise fails to produce the desired results. Any of these things could cause the portfolio to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
Active Trading – The portfolio may purchase and sell securities without regard to the length of time held. Active trading may be more pronounced during periods of market volatility and may have a negative impact on performance.
Bank Obligations – Banks are sensitive to changes in money market and general economic conditions. Banks are highly regulated. Decisions by regulators may limit the loans banks make and the interest rates and fees they charge, and may reduce bank profitability.
Currency – The value of a portfolio’s investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk. Currency exchange rates can be volatile and may fluctuate significantly over short periods of time. Currency conversion costs and currency fluctuations could reduce or eliminate investment gains or add to investment losses. A portfolio may be unable or may choose not to hedge its foreign currency exposure.
Emerging Markets – Investments in securities of issuers located or doing business in emerging markets are subject to heightened foreign investments risks and may experience rapid and extreme changes in value. Emerging market countries tend to have less developed and less stable economic, political and legal systems and regulatory and accounting standards, may have policies that restrict investment by foreigners or that prevent foreign investors such as the portfolio from withdrawing their money at will, and are more likely to experience nationalization, expropriation and confiscatory taxation. In addition, emerging market securities may have low trading volumes and may be or become illiquid.
Energy Sector – Industries in the energy segment, such as those engaged in the development, production and distribution of energy resources, can be significantly affected by supply and demand both for their specific product or service and for energy products in general. The price of oil, gas and other consumable fuels, exploration and production spending, government regulation, world events and economic conditions likewise will affect the performance of companies in these industries. Such events and related conditions may lead to disputes among oil-producing countries and potential limits on the production of crude oil, leading to increased volatility in the energy sector.
Equity Securities – Equity securities generally have greater risk of loss than debt securities. Stock markets are volatile and the value of equity securities may go up or down, sometimes rapidly and unpredictably. The value of equity securities fluctuates based on real or perceived changes in a company’s financial condition, factors affecting a particular industry or industries, and overall market, economic and political conditions. If the market prices of the equity securities owned by the portfolio fall, the value of your investment in the portfolio will decline. The portfolio may lose its entire investment in the equity securities of an issuer. A change in financial condition or other event affecting a single issuer may adversely impact securities markets as a whole.
Floating Rate Loans – Floating rate loans are often made to borrowers whose financial condition is troubled or highly leveraged. These loans frequently are rated below investment grade and are therefore subject to “High-Yield Debt Securities” risk. There is no public market for floating rate loans and the loans may trade infrequently and be subject to wide bid/ask spreads. Many floating rate loans are subject to restrictions on resale. Floating rate loans may have trade settlement periods in excess of seven days, which may result in the portfolio not receiving proceeds from the sale of a loan for an extended period. As a result, the portfolio may be subject to greater “Liquidity” risk than a fund that does not invest in floating rate loans and the portfolio may be constrained in its ability to meet its obligations (including obligations to redeeming shareholders). The lack of an active trading market may also make it more difficult to value floating rate loans. Rising interest rates can lead to increased default rates as payment obligations increase.
Foreign Investments – Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risks. Foreign markets can be less liquid, less regulated, less transparent and more volatile than U.S. markets. The value of the portfolio’s foreign investments may decline, sometimes rapidly or unpredictably, because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support, tariffs and trade disruptions, sanctions, political or financial instability, social unrest or other adverse economic or political developments. Foreign investments may also be subject to different accounting practices and different regulatory, legal, auditing, financial reporting and recordkeeping standards and practices, and may be more difficult to value than investments in U.S. issuers.
Hybrid Instruments – Investing in hybrid instruments involves a combination of risks, including risks of investing in securities, commodities, options, futures, and currencies. An investment in a hybrid instrument may entail significant risks in addition to those associated with traditional fixed-income or convertible securities.
Large Shareholder – A significant portion of the portfolio’s shares may be owned by other portfolios sponsored by Transamerica. Transactions by these portfolios may be disruptive to the management of the portfolio. For example, the portfolio may experience large redemptions and could be required to sell securities at a time when it may not otherwise desire to do so. Such transactions may increase the portfolio’s brokerage and/or other transaction costs. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains. In addition, sizeable redemptions could cause the portfolio’s total expenses to increase.
LIBOR – Many financial instruments, financings or other transactions to which the portfolio may be a party use or may use a floating rate based on the London Interbank Offered Rate (“LIBOR”). The UK Financial Conduct Authority and LIBOR’s administrator announced that the use of LIBOR will be phased out; most LIBOR rates are no longer published as of the end of 2021 and a majority of U.S. dollar LIBOR rates will no longer be published after June 30, 2023. It is possible that a subset of LIBOR rates may be published after these dates on a “synthetic” basis, but any such publications would be considered non-representative of the underlying market. There remains uncertainty regarding the nature of any replacement rate and the impact of the transition from LIBOR on the portfolio, issuers of instruments in which the portfolio invests, and financial markets generally. As such, the potential effect of a transition away from LIBOR on the portfolio or the portfolio’s investments cannot yet be determined.
Loans – Loans are subject to the credit risk of nonpayment of principal or interest. Economic downturns or increases in interest rates may cause an increase in defaults, interest rate risk and liquidity risk. Loans may or may not be collateralized at the time of acquisition, and any collateral may be relatively illiquid or lose all or substantially all of its value subsequent to investment. The portfolio's investments in loans are also subject to prepayment or call risk.
Preferred Stock – Preferred stock’s right to dividends and liquidation proceeds is junior to the rights of a company’s debt securities. The value of preferred stock may be subject to factors that affect fixed-income and equity securities. The value of preferred stock tends to vary more with fluctuations in the underlying common stock and less with fluctuations in interest rates and tends to exhibit greater volatility.
Privately Placed and Other Restricted Securities – Restricted securities, which include private placements of private and public companies, are subject to legal or contractual restrictions on their resale. Restricted securities may be difficult to sell at the time and price a portfolio prefers. Restricted securities may be difficult to value properly and may involve greater risks than securities that are not subject to restrictions on resale, both of which may result in substantial losses. An insufficient number of eligible buyers interested in purchasing restricted securities held by a portfolio could adversely affect the marketability of such securities and a portfolio might be unable to dispose of such securities promptly or at reasonable prices, adversely affecting a portfolio’s overall liquidity and performance. Restricted securities may not be listed on an exchange and may have no active trading market. A portfolio may incur additional expense when disposing of restricted securities. Restricted securities may involve a high degree of business and financial risk and may result in substantial losses to the portfolio.
Sustainability and Environmental, Social and Governance (“ESG”) Considerations – Applying sustainability and/or ESG factors as part of the portfolio’s security selection process may impact the sub-adviser’s investment decisions. Sustainability and ESG factors are not uniformly defined and applying such factors involves subjective assessments. Sustainability and ESG ratings and assessments of issuers can vary across investment advisers (including sub-advisers) and third party data providers and may change over time. Sustainability and ESG factors can be difficult to apply consistently across issuers, regions, countries, industries or sectors. The application of these factors could negatively impact the portfolio’s performance. Sustainability and ESG information from issuers and from third party data providers may be incomplete, inaccurate or unavailable, which could lead to an incorrect assessment of a company’s sustainability or ESG characteristics.
Yield – The amount of income received by the portfolio will go up or down depending on day-to-day variations in short-term interest rates, and the portfolio’s expenses could absorb all or a significant portion of the portfolio’s income. If interest rates increase, the portfolio’s yield may not increase proportionately.
Performance: The bar chart and the table below provide some indication of the risks of investing in the portfolio. The bar chart shows how the portfolio’s performance has varied from year to year. The table shows how the portfolio’s average annual total returns for different periods compare to the returns of a broad measure of market performance.
The performance calculations do not reflect any charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, performance would be lower.
As with all mutual funds, past performance is not a prediction of future results. Updated performance information is available on our website at www.transamerica.com/annuities-performance-center or by calling 1-800-851-9777.

Annual Total Returns (calendar years ended December 31) - Initial Class

	Quarter Ended	Return
Best Quarter:	6/30/2020	10.05%
Worst Quarter:	3/31/2020	-15.55%

Average Annual Total Returns (periods ended December 31, 2021)
	1 Year	5 Years	10 Years	Inception Date
Initial Class	6.35%	6.01%	6.76%	6/1/1998
Service Class	6.25%	5.75%	6.50%	5/1/2003
Bloomberg US Corporate High Yield 2% Issuer Capped Index (reflects no deduction for fees, expenses or taxes)	5.26%	6.28%	6.82%
Management:
Investment Manager: Transamerica Asset Management, Inc. Sub-Adviser: Aegon USA Investment Management, LLC Portfolio Managers:
Kevin Bakker, CFA	Portfolio Manager	since November 2009
Benjamin D. Miller, CFA	Portfolio Manager	since November 2009
James K. Schaeffer, Jr.	Portfolio Manager	since March 2011
Purchase and Sale of Portfolio Shares: Shares of the portfolio may only be purchased or redeemed through variable life insurance policies and variable annuity contracts offered by the separate accounts of participating life insurance companies. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information about the terms of the offering. Shares of the portfolio may also be sold to the asset allocation portfolios and to other funds of funds.
The portfolio does not have any initial or subsequent investment minimums. However, your insurance company may impose investment minimums.
The portfolio will not be charged and does not intend to pay any 12b-1 fees on Initial Class shares through May 1, 2023. The maximum 12b-1 fee on Initial Class shares is 0.15%. The portfolio reserves the right to pay such fees after that date.
Tax Information: Distributions made by the portfolio to an insurance company separate account, and exchanges and redemptions of portfolio shares made by the separate account, ordinarily do not cause the owners of insurance policies and annuity contracts invested in the separate account to recognize income or gain for federal income tax purposes. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information regarding the tax consequences of your investment.

Payments to Broker-Dealers and Other Financial Intermediaries: The portfolio is generally only available as an underlying investment option for separate accounts of Transamerica life insurance companies to fund benefits under variable life insurance policies and variable annuity contracts. The portfolio and/or its affiliates may make payments to a Transamerica insurance company (or its affiliates) and to broker-dealers and other financial intermediaries for the sale of variable contracts (and thus, indirectly, the portfolio’s shares) and related services. These payments may create a conflict of interest by influencing the Transamerica insurance company or other intermediary to recommend the variable contracts that invest in the portfolio. Ask your salesperson or visit your financial intermediary’s website for more information.

In an effort to reduce paper mailings and conserve natural resources, we encourage you to visit our website, www.transamerica.com, to set up an account and enroll in eDelivery.
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